Reporting entity	12 Months Ended
Dec. 31, 2019
Reporting entity
Reporting entity

1.           Reporting entity

Ecopetrol S.A. (“Ecopetrol”) is a mixed economy company, of a commercial nature, incorporated in 1948 in Bogotá – Colombia, and the parent company of the Ecopetrol Business Group. Its corporate purpose is to conduct commercial or industrial activities related to the exploration, exploitation, production, refining, transportation, storage, distribution and commercialization of hydrocarbons and their derivatives and products, directly or through its subsidiaries (collectively referred to as “Ecopetrol Business Group”).

11.51% of Ecopetrol shares are publicly traded on the New York and Colombian Stock Exchanges. The remaining shares (  88.49% of total outstanding shares) are owned by the Colombian Ministry of Finance and Public Credit.

The address of the main office of Ecopetrol is Bogotá – Colombia, Carrera 13 No. 36 – 24.